UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ABSCI CORPORATION
(Name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials;
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2023

Annual Meeting of Stockholders & Proxy Statement

absci

Letter from our Founder & CEO	i

A Letter from
our Founder & CEO, Sean McClain
Written April 11, 2023

ABSCI CORPORATION 18105 SE Mill Plain Blvd Vancouver, WA 98683
Dear Fellow Shareholders,
At Absci, we are dedicated to a bold mission of creating better biologics for patients, faster. 2022 was an important year of progress and evolution for us as we advanced our partnerships, infrastructure, and platform toward our vision of delivering breakthrough therapeutics at the click of a button. The past year also represented the culmination of a journey we undertook to transform from our roots as a cell line development company to the generative AI drug creation company we are today. Three years ago, we realized the potential for the vast wealth of antibody functionality data created since our founding (and which continues to be generated on a daily basis) to fuel a revolutionary AI platform for biologic drug discovery. I didn’t realize this potential back in 2011 from the basement lab in Portland, but the E. coli strain and associated assays that served as the foundation of our company then would become the hero that powers our generative AI platform today.
In early 2021, we acquired the pioneering AI company Denovium, and since then have integrated and optimized the various elements of our AI drug creation platform with great success. I am incredibly proud of our accomplishments over the past year, especially given our current nimble size and challenging market dynamics. Despite this, we have recruited unmatched talent to our organization and have become recognized as a valuable partner to industry leaders in both the tech and pharmaceutical industries. We began 2022 with the announcement of a marquee research collaboration with Merck, combining our AI platform with Merck’s deep clinical expertise to develop better therapeutics for patients. Shortly thereafter, we entered into a strategic collaboration with NVIDIA to accelerate in silico drug creation. These two partnerships reflect Absci’s leading position at the intersection of tech and biotech, as a partner of choice among industry giants.
This past year also saw rapid growth and evolution for Absci in both our infrastructure and our platform. In April, we opened the Absci AI Research Lab (AAIR)

Letter from our Founder & CEO	ii

in New York City to serve as the hub of our pioneering AI research as we continue to drive advancements in AI drug creation. Combined with our 77,000 square foot state-of-the-art wet lab, our Integrated Drug Creation platform merges bleeding-edge generative AI with scalable proprietary wet-lab technologies to unlock the full potential of AI drug creation. We can go from AI antibody designs to lab-validated candidates in a matter of weeks. This allows us to rapidly advance our models and platform, leading to numerous technological breakthroughs over the past year.
With this powerful combination of proprietary data and a world-leading AI platform to capitalize on it, we will continue to recruit top talent in both AI and biology. Our Chief AI Officer, Joshua Meier, and the unrivaled team he has built draw on experience from places like OpenAI, Meta, and Tesla, just to name a few. I remember my first conversation with Joshua and how I knew then that, despite our different backgrounds, we were aligned on our ultimate vision of using technology to bring better biologics to patients faster. When I saw Joshua present our machine learning breakthroughs and validated lead optimization models at NVIDIA’s 2022 GTC – a renowned, global technology conference – I knew our evolution into a leading AI company was achieved. Compared to large tech or pharma companies, we may look like the underdog – something our Chief Morale Officer Penelope understands all too well – but this just further fuels the drive and grit of our team, who remain relentlessly focused on pushing forward technological advances with remarkable speed.
Last summer, Absci released a breakthrough manuscript demonstrating our AI model’s ability to simultaneously optimize for multiple parameters important to drug discovery and development. Tackling an even bolder goal, we subsequently released a groundbreaking manuscript at the beginning of 2023 featuring our ability to create and validate de novo antibodies in silico with zero-shot generative AI. This is a profoundly exciting time in AI and healthcare, and I am thrilled with the advancements Absci has made and continues to make in leading this emerging field.
2022 was certainly challenging from a capital markets perspective. Despite the market turbulence, at Absci we remain steadfastly focused on executing our vision and further improving and optimizing our organization for success. I believe that great companies emerge from hard times, as we have seen with the dot-com bubble and other historical downturns. We have strove to tune out the distractions and stay disciplined and focused on the efforts that will drive value for our organization over the coming years. I am confident that we will emerge from this environment as a better company and be ever-closer to achieving our ultimate goals. I also believe that actions speak louder than words, and in that spirit I am proud to say I have not sold a single share of Absci stock, because I truly believe in the transformative technology we have built, the people that make our organization great, and the powerful potential of our mission. Thank you to all the investors who have stayed steadfast in supporting our longer-term vision. I am all in, and more excited than ever for what the future holds for Absci.
With our state-of-the-art headquarters in Vancouver, AAIR in New York City, Innovation Center in Switzerland, and the incomparable talent that has joined in our mission, we have built a suite of capabilities unmatched in the industry, and I am ever more confident in the breadth of opportunities in front of us. Along those lines, in October of last year, we appointed Dr. Andreas Busch, a veteran pharma executive with extraordinary experience (few can say they’ve gotten 10 drugs approved) as our Chief Innovation Officer. Just over six months earlier, Andreas had joined Absci’s Board of Directors, but after spending more time learning about our capabilities, values, and mission, he made the decision to join our leadership team, and we are grateful for his expertise and mentorship.

Letter from our Founder & CEO	iii

With Andreas’s leadership and world-class team, I believe Absci is ready to embark on an important new phase in our growth: we are now working toward developing an internal pipeline of drug programs – alongside our partnered programs – to further demonstrate the power of our platform. We have always been known to dream big and, as we say at Absci, to believe in the impossible. With this hybrid model of partnerships and internal assets, we aim to be the first company to put an efficacious antibody designed from scratch on a computer into patients, which will be a watershed moment for Absci and the entire healthcare industry. We believe this achievement is now well within our reach. This is also just the beginning, as our platform promises vast capacity for de novo antibody design without the constraints faced by traditional pharmaceutical industry biotherapeutic discovery processes. We look forward to both developing our own therapeutics into early clinical validation as well as to supporting a growing list of leading pharmaceutical company partners in designing best-in-class biologics.
At Absci, we are pushing the boundaries of AI, science, and technology all toward the pursuit of our driving mission: to create better biologics, faster. I want to thank our employees – who we call Unlimiters – in Vancouver, New York City, Switzerland, and around the world for their unwavering dedication to our shared goal. I also want to thank our partners, our shareholders, and the patients who drive our ultimate purpose for your continued support and inspiration as we usher in a new drug discovery paradigm – drug creation.

As always, believe in the impossible,
Sean McClain
Founder & CEO

Notice of 2023 Annual Meeting of Stockholders	iv

Notice of 2023
Annual Meeting
of Stockholders
Notice of 2023 Annual Meeting of Stockholders to be held June 14, 2023

June 14, 2023 Meeting Date
Notice is hereby given that the 2023 Annual Meeting of Stockholders, or Annual Meeting, of Absci Corporation will be held online on Wednesday, June 14, 2023 at 9:00 a.m. Pacific Time. Similar to last year, this year’s Annual Meeting will be held virtually. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/ABSI2023 and entering the 16‐digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. The purpose of the Annual Meeting is as follows:

9:00 a.m. Meeting Time
1.To elect one Class II director, Daniel Rabinovitsj, to our board of directors, to serve until the 2026 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.To approve an amendment and restatement to our existing Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by recent amendments to Delaware law; and
4.To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of one Class II director nominated by the board of directors.

Only stockholders of record of Absci Corporation at the close of business on April 17, 2023 will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

Notice of 2023 Annual Meeting of Stockholders	v

Vancouver, Washington April 28, 2023 ABSCI CORPORATION 18105 SE Mill Plain Blvd Vancouver, WA 98683
Absci Corporation is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of the accompanying proxy statement and our Annual Report for the fiscal year ended December 31, 2022, or the 2022 Annual Report. We plan to mail the Notice on or about April 28, 2023, and it contains instructions on how to access both the 2022 Annual Report and accompanying proxy statement over the Internet. This method provides our stockholders with expedited access to proxy materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you expect to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. Even if you have voted by proxy, you may still vote at the virtual meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the board of directors,

/s/ Sean McClain

Sean McClain
Founder and Chief Executive Officer

Proxy Statement	1

Proxy Statement
for the 2023 Annual Meeting of Stockholders
to be held June 14, 2023
ABSCI CORPORATION
18105 SE Mill Plain Blvd
Vancouver, WA 98683
This proxy statement contains information about the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of Absci Corporation, which will be held online on Wednesday, June 14, 2023 at 9:00 a.m. Pacific Time. In order to provide access to our stockholders regardless of geographic location and support the health and well-being of our stockholders, employees and communities, this year’s Annual Meeting will be held virtually. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/ABSI2023 and entering the 16‐digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. The board of directors of Absci Corporation is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Absci,” the “Company,” “we,” “us,” and “our” refer to Absci Corporation. The mailing address of our principal executive offices is Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.
We made this proxy statement and our 2022 Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2022, or the 2022 Annual Report, available to stockholders on or about April 28, 2023.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) December 31, 2026; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; and (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange

Proxy Statement	2

Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 14, 2023:
This proxy statement and our 2022 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.

A copy of this proxy statement and our 2022 Annual Report, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary. This proxy statement and our 2022 Annual Report are also available on the SEC’s website at www.sec.gov.

General Information	3

General Information
Why are you holding a virtual Annual Meeting?
In order to provide access to our stockholders regardless of geographic location and support the health and well-being of our stockholders, employees and communities, this year’s Annual Meeting will be a “virtual meeting” of stockholders. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management.
How do I attend and participate in the Annual Meeting online?
To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/ABSI2023 and use their control number provided in the proxy card to preregister to this website, and beneficial owners of shares held in street name will need to follow the same instructions. Registration will open 15 minutes prior to the meeting.
The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Pacific Time.
How can I get help if I have trouble checking in or listening to the meeting online?
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call (844) 986-0822 (U.S.) or (303) 562-9302 (International) for assistance. The technical support line will not be able to provide control numbers, but will be able to assist with any technical issues.

General Information	4

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 28, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials, or the Notice. Our proxy materials, including the Notice of the 2023 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2022 Annual Report to Stockholders, or the 2022 Annual Report, will be made available to stockholders on the Internet on or about the same date. You will need the 16-digit control number included on the Notice to access these materials. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.
Who is soliciting my vote, how are they being solicited, and who pays the cost?
Our Board of Directors, or the board of directors, is soliciting your vote for the Annual Meeting. We will bear all of the costs of preparing, mailing, online processing, vote tabulation and other costs of the proxy solicitation made by our board of directors. We have retained a proxy solicitor, Kingsdale Advisors to assist in the solicitation of proxies for a fee of $20,000, plus reimbursement of related expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may, without compensation other than their regular compensation, solicit the submission of proxies authorizing the voting of shares in accordance with the recommendations of the board of directors through personal conversations, email communications, or otherwise. We may also reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our stock. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur.
If you have any questions or require any assistance with completing your proxy, please contact Kingsdale Advisors by telephone (toll-free within North America) at +1-866-581-1513 or (call collect outside North America) at +1-581-1513 or by email at contactus@kingsdaleadvisors.com.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 17, 2023.
How many votes can be cast by all stockholders?
There were 92,492,236 shares of our common stock, par value $0.0001 per share, outstanding on April 17, 2023, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. Our Amended and Restated Certificate of Incorporation, or certificate of incorporation, and bylaws do not provide for cumulative voting in the election of directors. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. There were no shares of our preferred stock outstanding as of April 17, 2023.

General Information	5

Who is entitled to vote?
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Please note that you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How do I vote?
If you are a stockholder of record, there are four ways to vote:

•By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 13, 2023. You will need the control number included on your proxy card.
•During the Annual Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/ABSI2023. You will need the control number included on your proxy card.
•By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2023. You will need the control number included on your proxy card.
•By Mail. You may vote by completing and mailing your proxy card. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other

General Information	6

nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
By Proxy
If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
How do I revoke my proxy?
You may revoke your proxy by (1) entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or via telephone, (2) attending and voting at the Annual Meeting online (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares of common stock entitled to vote, present or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

General Information	7

There were 92,492,236 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 46,246,119 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting. If you are a beneficial owner of shares held in a brokerage account and you do not instruct your nominee how to vote your shares, your nominee may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules.
Under the Delaware General Corporation Law, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our certificate of incorporation or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 (election of a Class II director) and Proposal No. 3 (approval of an amendment to our certificate of incorporation to limit the liability of certain officers to the extent permitted under amended Section 102(b)(7) of the Delaware General Corporation Law) are “non-discretionary” items. If you do not instruct your broker how to vote with respect to one or both of these proposals, your broker may not vote for one or either of these proposals, and those votes will be counted as broker “non-votes.” Proposal No. 2 (ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023) is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.
To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast, meaning that the director nominees receiving the highest number of affirmative votes "FOR" their elections will be elected. Shares voting “withheld” and broker "non-votes" have no effect on the election of directors.

General Information	8

To be approved, Proposal No. 2 must receive the affirmative vote of a majority of the votes properly cast. Abstentions and broker "non-votes" have no effect on the results of this proposal.
To be approved, Proposal No. 3 must receive the affirmative vote of not less than 75% of the outstanding shares of our common stock as of the record date. Shares voting “abstain” or broker "non-votes" have the same effect as a vote against the proposal.
How may stockholders submit matters for consideration at an Annual Meeting?
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received by our corporate secretary no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2024 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 30, 2023. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
To comply with the universal proxy rules adopted by the SEC in November 2021, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2024. Stockholder proposals and the required notice should be addressed to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary.
We also encourage you to submit any such proposals and required notices via email to shareholderproposal@absci.com.
How can I find out the results of the voting at the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Proposal No. 1	9

Proposal
No. 1
Election of Class II Director
Our board of directors currently consists of seven members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

The Class II directors are Ivana Magovcevic-Liebisch, Ph.D. and Daniel Rabinovitsj, and their terms will expire at the Annual Meeting;

The Class III directors are Sean McClain, Amrit Nagpal and Joseph Sirosh, Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2024; and

The Class I directors are Zachariah Jonasson, Ph.D. and Karen McGinnis, CPA, and their terms will expire at the annual meeting of stockholders to be held in 2025.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause and then only by the affirmative vote of the holders of 75% or more of the shares then entitled to vote at an election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office even if less than a quorum.
Our board of directors has nominated Daniel Rabinovitsj for election as a Class II director at the Annual Meeting. Mr. Rabinovitsj is currently a director and has indicated his willingness to continue to serve as a director, if elected. If Mr. Rabinovitsj becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.
Ivana Magovcevic-Liebisch, Ph.D. will not stand for re-election as a director, and, accordingly, the size of the board of directors will be reduced from seven directors to six directors effective immediately following the Annual Meeting. This decision was made in consultation with Dr. Magovcevic-Liebisch and was not due to any performance issues or any disagreement relating to our operations, policies, or practices. We would like to thank Dr. Magovcevic-Liebisch for her years of service on our board of directors and most recently as chairperson. With Dr. Magovcevic-Liebisch’s departure, and the board of directors'

Proposal No. 1	10

corresponding reduction in the number of directors serving at that time, the board of directors intends to continue its ongoing review of its composition, including diversity-related considerations.
Nominee for Election as Class II Director
The following table identifies our director nominee, and sets forth his principal occupation and business experience during the last five years and age as of March 31, 2023.

Name	Positions and Offices Held with Absci Corporation	Director Since	Age

Daniel Rabinovitsj	Director	2022	58

Daniel Rabinovitsj has served as a member of our board of directors since November 2022. Mr. Rabinovitsj has served as a Vice President of Meta, the parent company of Facebook, and Facebook since August 2018. Previously, Mr. Rabinovitsj served as Chief Operating Officer of Ruckus Wireless, Inc., a global supplier of advanced wireless systems for the mobile Internet infrastructure market, from October 2014 until its acquisition by ARRIS International plc in December 2017. From 2011 to September 2014, Mr. Rabinovitsj served as Senior Vice President of Qualcomm Atheros, Inc.’s wired and wireless networking and small cell infrastructure business. Prior to Qualcomm Atheros, Mr. Rabinovitsj served in a number of executive management positions at companies including Atheros Communications, NXP Semiconductors, ST Ericsson, and Silicon Labs. Mr. Rabinovitsj previously served as a board member of QuickLogic Corporation and a private company developing intellectual property based upon machine learning to improve communication and other systems. Mr. Rabinovitsj received an M.A. in Asian Studies and a B.A. in Philosophy from the University of Texas at Austin. We believe Mr. Rabinovitsj is qualified to serve on our board of directors due to his extensive executive, operations and technical expertise as well as his previous experience serving as a public company board member.
Daniel Rabinovitsj Director Since 2022 Age 58

Proposal No. 1	11

Vote Required and Board of Directors’ Recommendation
The nominee for Class II director who receives the most affirmative votes "FOR" (also known as a plurality) will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld have no effect on the results of this vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
The proxies will be voted in favor of the above nominee unless a contrary specification is made in the proxy. The nominee has consented to serve as our director if elected. However, if the nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.
The proposal for the election of directors relates solely to the election of the Class II director nominated by our board of directors.

The board of directors recommends voting “FOR” the election of Daniel Rabinovitsj as a Class II director, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2026.

Directors Continuing in Office
The following table identifies our continuing directors and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2023.

Name	Positions and Offices Held with Absci Corporation	Director Since	Class and Year in Which Term Will Expire	Age

Zachariah Jonasson, Ph.D.	Director	2016	Class I—2025	50
Karen McGinnis, CPA	Director	2020	Class I—2025	56
Sean McClain	President, Chief Executive Officer and Director	2011	Class III—2024	33
Amrit Nagpal	Director	2020	Class III—2024	48
Joseph Sirosh, Ph.D.	Director	2022	Class III—2024	54

Proposal No. 1	12

Class I Directors (Term Expires at 2025 Annual Meeting)

Zachariah Jonasson, Ph.D. has served as a member of our board of directors since the formation of Absci Corporation in October 2020 and on the board of directors of Absci LLC, the Company's predecessor, from April 2016 to October 2020. He has over 26 years of experience in research, venture capital and company operations. Dr. Jonasson is currently a Managing General Partner of Phoenix Venture Partners LLC (PVP), a venture capital firm based in San Mateo, CA that he co-founded in August 2010. Dr. Jonasson leads PVP's investment strategy in biotechnology-based businesses and has been involved in raising all of PVP's venture capital and seed investment funds. In addition to serving on our board, Dr. Jonasson serves as a director on the boards of PVP portfolio companies, L7 Informatics, Inc., Micropore, Inc., Xandar Kardian, Inc., Green Theme Technologies, Inc., and Crop Enhancement, Inc. He also presently serves on the board of the Oregon Translational Research and Development Institute (OTRADI) & Oregon Bioscience Incubator (OBI) and has previously served on the Commercialization Council of the Oregon Nanoscience and Microtechnologies Institute (ONAMI), the Advisory Board for the Oregon Innovation Cluster (OIC), and the Advisory Board of the Life Sciences Institute at the University of British Columbia. Previously, Dr. Jonasson was a co-founder and Chief Executive Officer Comera Life Sciences Holdings, Inc. (NASDAQ: CMRA, previously named ReForm Biologics, LLC) and a co-founder and VP of Business Development of Crop Enhancement, LLC. Earlier in his career, Dr. Jonasson was a General Partner and Kauffman Fellow at Seaflower Ventures, an early-stage venture capital firm investing in the biotechnology sector, where he led, managed and held board or board observer roles at several of the firm's investments, including Serenex, Inc., Metaworks, Inc., and Valeritas, Inc. Dr. Jonasson earned a Bachelor of Science from Georgetown University in the Honors Program in 1995 and an A.M. and Ph.D. from Harvard University in 2000 and 2003, respectively, where he was a Sackler Scholar. He has cotaught a marketing course at Harvard Business School as well as served as a Teaching Fellow at Harvard University. Prior to graduate school, Dr. Jonasson was a Research Associate at the Board of Governors of the Federal Reserve System. We believe Dr. Jonasson is qualified to serve on our board of directors due to his extensive expertise in venture capital and the life sciences industry as well as his experience serving on numerous other boards.
Zachariah Jonasson, Ph.D. Director Since 2016 Age 50

Proposal No. 1	13

Karen McGinnis, CPA has served as a member of our board of directors since August 2020. Ms. McGinnis has also served as an independent director of Sonendo, Inc. since October 2021, Alphatec Holdings, Inc. since June 2019 and Biosplice Therapeutics, Inc. from April 2021 until March 2023. Ms. McGinnis was Vice President and Chief Accounting Officer of Illumina, Inc. from November 2017 until her retirement on April 2, 2021. Ms. McGinnis also served as the Chief Executive Officer and President of Mad Catz Interactive Inc. from February 2016 to March 2017, the Chief Financial Officer of Mad Catz Interactive Inc. from June 2013 to February 2016 and served as the Chief Accounting Officer of Cymer, Inc. from November 2009 to June 2013. Previously, Ms. McGinnis served as Chief Accounting Officer for Insight Enterprises, Inc., from September 2006 until March 2009, its Senior Vice President of Finance from 2001 through September 2006 and its Vice President of Finance from 2000 through 2001. From 1997 to 2000, she served as the Chief Financial Officer of Horizon. Prior to Horizon, Ms. McGinnis was employed by KPMG LLP from 1989 to 1997 and served as its Senior Assurance Manager. Ms. McGinnis is a Certified Public Accountant and received a bachelor's degree in accounting from the University of Oklahoma in 1989. We believe Ms. McGinnis is qualified to serve on our board of directors due to her extensive executive, accounting and financial expertise.
Karen McGinnis, CPA Director Since 2020 Age 56
Class III Directors (Term Expires at 2024 Annual Meeting)

Sean McClain is our Founder and has served as our Chief Executive Officer since August 2011, as a member of our board of directors since the formation of Absci Corporation in October 2020, and a managing member of our predecessor, Absci LLC, since inception. Mr. McClain also serves as a board member for the Oregon Bioscience Association, the Oregon Translational Research and Development Institute (OTRADI) and Life Science Washington. Mr. McClain holds a Bachelor of Science degree in Molecular and Cellular Biology from the University of Arizona. We believe Mr. McClain is qualified to serve on our board of directors due to his extensive historical knowledge of the Company as our Founder and Chief Executive Officer.
Sean McClain Director Since 2011 Age 33

Proposal No. 1	14

Amrit Nagpal has served as a member of our board of directors since October 2020. He is currently a Managing Director at Redmile Group, LLC, a healthcare-focused investment firm. Prior to joining Redmile in January 2013, Mr. Nagpal spent ten years at Weintraub Capital Management LP, an investment firm based in San Francisco, CA, as both an analyst and portfolio manager. Prior to Weintraub, Mr. Nagpal was an associate and an analyst at Robertson Stephens, a San Francisco-based investment bank. Mr. Nagpal holds a B.A. in Economics from Columbia University and an M.B.A. from The Anderson School at University of California, Los Angeles. We believe Mr. Nagpal is qualified to serve on our board of directors due to his extensive healthcare investment expertise.
Amrit Nagpal Director Since 2020 Age 48

Joseph Sirosh, Ph.D. has served as a member of our board of directors since January 2022. Dr. Sirosh has served as Vice President of Amazon's Alexa Shopping group since October 2022. Previously, Dr. Sirosh served as the Chief Technology Officer of Compass, Inc. from December 2018 to August 2022 and held various positions at the Microsoft Corporation from July 2013 to December 2018, including Chief Technology Officer of Artificial Intelligence. During his tenure at Microsoft, Dr. Sirosh led product and engineering teams with responsibility for the enterprise database, Big Data, and machine learning products. Prior to Microsoft, Dr. Sirosh served as a Vice President of Technology at Amazon.Com, Inc., from December 2004 to July 2013, where he built the machine learning and Transaction Risk Management teams. Dr. Sirosh holds a B. Tech in Computer Science and Engineering from the Indian Institute of Technology, Madras, and an M.S. in Computer Science and a Ph.D. in Neural Networks from the University of Texas at Austin. We believe that Dr. Sirosh is qualified to serve on our board of directors due to his extensive experience in the fields of artificial intelligence and machine learning.
Joseph Sirosh Director Since 2022 Age 54
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our current directors and any other person or persons pursuant to which such director is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us.

Proposal No. 2	15

Proposal
No. 2
Ratification of the Appointment of Ernst & Young LLP as Absci Corporation's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023
Absci’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Ernst & Young LLP has served as Absci’s independent registered public accounting firm since 2021.
The audit committee is solely responsible for selecting Absci’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interests of Absci and our stockholders.
A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so and to respond to appropriate questions from our stockholders.
We incurred the following fees from Ernst & Young LLP for the audit of the financial statements and for other services provided with respect to the years ended December 31, 2022 and 2021:

	2022 ($)	2021 ($)

Audit fees(1)	1,053,500	2,122,310
Audit-Related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total fees	1,053,500	2,122,310
(1)Audit fees consist of fees billed for the audit of our financial statements included in the annual report, the review of our interim financial statements included in our quarterly

Proposal No. 2	16

reports on Form 10-Q, comfort letter procedures related to the filing of a registration statement on Form S-3 on August 24, 2022, and services in connection with the Company’s initial public offering, including registration statements, responding to SEC comment letters and consents.
(2)There were no audit-related fees in 2022 or 2021.
(3)There were no tax fees incurred in 2022 or 2021.
(4)There were no other fees incurred in 2022 or 2021.
Audit Committee Pre-Approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
During our 2022 and 2021 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of the votes cast FOR this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as Absci’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal No. 3	17

Proposal
No. 3
Approval of Amendment to Our Existing Amended and Restated Certificate of Incorporation
Background
In August 2022, the State of Delaware enacted legislation that enables companies incorporated in Delaware to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”). Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The rationale for limiting the scope of liability is to strike a balance between stockholders’ interest in accountability and their interest in the Company's ability to attract and retain highly qualified officers to work on its behalf.
Our board of directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving in corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, the board of directors took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of our officers that would be impacted, and the benefits the board of directors believes would accrue to the Company by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, reducing risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the Company's officers or recover under the Company's directors' and officers' insurance policies, enhancing the Company's ability to recruit and retain executive talent, and empowering officers to exercise business judgement in furtherance of the Company's interests.
The board of directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the Company and our stockholders to amend the current exculpation and liability provisions in Article VII of our certificate of incorporation, to add a section adopting the amendments to DGCL Section 102(b)(7) extending exculpation protection to certain officers in addition to our directors. We refer to this

Proposal No. 3	18

proposed amendment to our existing certificate of incorporation as the “Charter Amendment” in this proxy statement.
Text of Proposed Charter Amendment
Our certificate of incorporation currently provides for the exculpation of directors but does not include a provision that allows for the exculpation of officers. To ensure we are able to recruit and retain executive talent and in an effort to reduce risks associated with frivolous lawsuits, we propose to amend and restate Article VII of our certificate of incorporation to add an additional section which would read as follows:
2.Officers. To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article VII, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).
The text of the proposed amendment and restatement of our certificate of incorporation to reflect the Charter Amendment is attached as Appendix A to this proxy statement.
Reasons for the Proposed Charter Amendment
The board of directors believes it is appropriate for public companies incorporated in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as one of our officers.
For the reasons stated above, on February 28, 2023, the board of directors determined that the proposed Charter Amendment is advisable and in the best interest of our Company and our stockholders and authorized and approved the proposed Charter Amendment and directed that it be considered at the Annual Meeting. The board of directors believes the proposed Charter Amendment would

Proposal No. 3	19

better position us to recruit top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.
The proposed Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.
Timing and Effect of the Charter Amendment
If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the addition of the proposed Section 2 to the existing Article VII, the remainder of our certificate of incorporation will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, our certificate of incorporation will remain unchanged. In accordance with the DGCL, the Board of Directors may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of not less than 75% of the outstanding shares of our common stock FOR this proposal is required to approve and adopt the Charter Amendment. Abstentions will have the same effect as a vote against the proposal. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for this proposal. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have the same effect as a vote against the proposal. The proxies will be voted in favor of the proposal unless a contrary specification is made in the proxy.

The board of directors recommends voting “FOR” the approval and adoption of the proposed Charter Amendment.

Corporate Governance	20

Corporate Governance
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:
•Nominees should have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing and the ability to exercise sound business judgment.
•Nominees should be highly accomplished in the nominee’s field, with superior credentials and recognition.
•Nominees should be well regarded in the community and have a long-term reputation for the highest personal and professional ethics and integrity.
•Nominees should have an understanding of the fiduciary responsibilities of a director and a commitment to devote sufficient time and availability to the affairs of the Company, particularly in light of the number of boards of directors on which such nominee may serve.
•To the extent a nominee serves or has previously served on other boards of directors, the nominee should have a demonstrated history of actively contributing at board meetings.
•Nominees should have skills and background that are complementary to those of other members of and/or candidates to our board of directors and should be effective in collectively serving the long-term interests of our stockholders.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and must include the applicable biographical and

Corporate Governance	21

background material, including the information required under our bylaws as outlined in the "Stockholder Proposals" section below, to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Our common stock is listed on The Nasdaq Global Select Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that all members of the board of directors, except Mr. McClain, are independent directors, including for purposes of applicable Nasdaq and SEC rules. In making such independence determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the

Corporate Governance	22

directors listed above, our board of directors considered the association of our directors with holders of more than 5% of our common stock. We expect that the composition and functioning of our board of directors and each of our committees will comply with all applicable requirements of Nasdaq and the rules and regulations of the SEC. Mr. McClain is not an independent director under these rules because he is currently employed as our Chief Executive Officer.
Board Diversity
Our Corporate Governance Guidelines provide that diversity of background and experience should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. However, we do not have a formal policy concerning the diversity of the board of directors. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. Although the nominating and corporate governance committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the board of directors, the nominating and corporate governance committee and the full board of directors are committed to creating a board of directors that promotes our strategic objectives and fulfills its responsibilities to our stockholders, and considers diversity of gender, race, national origin, education, professional experience, and differences in viewpoints and skills when evaluating proposed director candidates.
As of April 28, 2023, we comply with Nasdaq Rule 5605 by having four diverse directors, which represents 57% of the membership of our board of directors. One director who identifies as female is not standing for re-election; accordingly, we anticipate having three diverse directors, representing 50% of the members of our board of directors immediately after the Annual Meeting. As required by Nasdaq Rule 5606 as approved by the SEC in August 2021, we are providing additional information about the gender and demographic diversity of our directors in the format required by such rule. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification. Directors who did not answer or indicated that they preferred not to answer a question are shown as “did not disclose gender” or “did not disclose demographic background” below.

Corporate Governance	23

Board Diversity Matrix (As of April 28, 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity

Directors	2	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	2	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Board Committees
Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our board of directors. We believe that the composition and functioning of all of our committees comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations that are applicable to us. We intend to comply with future requirements to the extent they become applicable to us.
The full texts of our audit committee charter, compensation committee charter and nominating and corporate governance committee charter are posted on our investor relations website at https://investors.absci.com/corporate-governance/governance-overview.

Corporate Governance	24

Audit Committee
Karen McGinnis, C.P.A., Amrit Nagpal and Daniel Rabinovitsj serve on the audit committee, which is chaired by Ms. McGinnis. Mr. Rabinovitsj was appointed to the audit committee on November 1, 2022. Our board of directors has determined that each of Ms. McGinnis, Mr. Nagpal and Mr. Rabinovitsj are “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and that each member of the audit committee has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Ms. McGinnis as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee’s responsibilities include:
•appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•recommending based upon the audit committee's review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•reviewing all related person transactions for potential conflict of interest situations and approving all such transactions;
•reviewing quarterly earnings releases; and
•reviewing and discussing with management items of enterprise risk beyond financial risk and management of financial statements, including, but not limited to, risks associated with privacy and data security.
The audit committee met a total of five times during 2022.

Corporate Governance	25

Compensation Committee
Ivana Magovcevic-Liebisch, Ph.D., J.D., Zachariah Jonasson, Ph.D. and Karen McGinnis, C.P.A. serve on the compensation committee, which is chaired by Dr. Magovcevic-Liebisch. Ms. McGinnis was appointed to the compensation committee in March 2022. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. The compensation committee’s responsibilities include:
•annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our principal executive officer;
•evaluating the performance of our principal executive officer in light of such corporate goals and objectives and based on such evaluation: (i) determining cash compensation of our principal executive officer; and (ii) reviewing and approving grants and awards to our principal executive officer under equity-based plans;
•reviewing and approving or recommending to the board of directors the cash compensation of our other executive officers;
•reviewing and establishing our overall management compensation, philosophy and policy;
•overseeing and administering our compensation and similar plans;
•evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
•reviewing and approving our policies and procedures for the grant of equity-based awards;
•reviewing and recommending to the board of directors the compensation of our directors;
•preparing the compensation committee report and compensation discussion and analysis required by SEC rules, if and when required, to be included in our annual proxy statement; and
•reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters.
The compensation committee met a total of ten times during 2022.

Corporate Governance	26

Nominating and Corporate Governance Committee
Zachariah Jonasson, Ph.D., Ivana Magovcevic-Liebisch, Ph.D., J.D., and Daniel Rabinovitsj serve on the nominating and corporate governance committee, which is chaired by Dr. Jonasson. Mr. Rabinovitsj joined the nominating and corporate governance committee on November 1, 2022. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. The nominating and corporate governance committee’s responsibilities include:
•developing and recommending to the board of directors criteria for board and committee membership;
•establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•reviewing the composition of the board of directors to ensure that it is composed of members with the appropriate skills and expertise to advise us;
•identifying individuals qualified to become members of the board of directors;
•recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;
•overseeing the evaluation of our board of directors and management; and
•overseeing and coordinating with the board of directors and its other committees the periodic review of corporate responsibility and Environmental, Social and Governance (ESG) matters.
The nominating and corporate governance committee met three times in 2022.
The nominating and corporate governance committee considers candidates for board of directors membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by

Corporate Governance	27

stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee may recommend candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.
Board and Committee Meetings Attendance
The full board of directors met nine times during 2022. During 2022, each incumbent member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served on the applicable committee(s)).
Director Attendance at Annual Meeting of Stockholders
Directors are encouraged to attend the Annual Meeting to the extent practicable. Seven of our eight then-serving directors attended our 2022 Annual Meeting of stockholders.
Policy on Hedging of Company Stock
Our Insider Trading Policy prohibits our executive officers, the non-employee members of our board of directors and certain other designated employees from engaging in the sale any of our securities that they do not own at the time of the sale (referred to as a “short sale”) and from buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Corporate Governance	28

Code of Business Conduct and Ethics
Our board of directors has adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), agents and representatives, including directors and certain consultants. All directors, officers and employees are required to review and sign an acknowledgment regarding the Code of Business Conduct and Ethics. The full text of our Code of Business Conduct and Ethics is posted on our investor relations website at https://investors.absci.com/corporate-governance/governance-overview. If we make any substantive amendments to, or grant any waivers from, the Code of Business Conduct and Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Board Leadership Structure and Board’s Role in Risk Oversight
Dr. Magovcevic-Liebisch is our current chairperson of the board and Mr. McClain is our current Chief Executive Officer; hence the roles of chairperson of the board and the Chief Executive Officer are separated. Following the Annual Meeting when the chairperson role becomes vacant, Ms. McGinnis, an independent director, is expected to be designated by the board of directors as our lead independent director ("Lead Director"). While our bylaws and corporate governance guidelines do not require that we appoint a separate chairperson or Lead Director and Chief Executive Officer, our board of directors believes that having a Chief Executive Officer and a separate chairperson or Lead Director provides the appropriate leadership structure for us and would demonstrate our commitment to responsible corporate governance. We plan to keep these roles separated for the foreseeable future. We believe that separating these positions allows our Chief Executive Officer to focus on setting the overall strategic direction of the Company, expanding the organization to deliver on our strategy and overseeing our day-to-day business, while allowing the chairperson or Lead Director to lead the board of directors in its fundamental role of providing strategic advice. Our board of directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairperson or Lead Director of the board, particularly as the board of directors’ oversight responsibilities continue to grow.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property as more fully discussed in the section entitled “Risk Factors” appearing in the 2022 Annual Report. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The audit committee may recommend on a least an annual basis, and more frequently as appropriate, enterprise risk items that should be brought to the full board of directors for review and discussion of risk mitigation. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk

Corporate Governance	29

exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of Absci Corporation
Any interested party with concerns about the Company may report such concerns to the board of directors or the chairperson or Lead Director of our board of directors, by submitting a written communication to the attention of such persons at the following address:
c/o Absci Corporation
18105 SE Mill Plain Blvd
Vancouver, WA 98683
A copy of any such written communication may also be forwarded to our Chief Legal Officer at the address above, and a copy of such communication may be retained for a reasonable period of time. A director may discuss the matters set forth in the communication with legal counsel, with independent advisors, with non-management directors, or with Absci’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we may receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Absci regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is 1-855-560-3189.

Corporate Governance	30

Board Composition, Committee Memberships and Skills
The following table provides information regarding our board of directors, including the composition of the audit, compensation, and nominating and corporate governance committees, and certain of the skills and experience possessed by each of our directors that we and our board of directors believe are relevant to our business. The below table does not include all attributes of our directors that may be relevant to our business, and the fact that a director may not have a particular attribute does not mean such director does not have the ability to contribute to the decision-making process in that area.

	McClain	Jonasson	Magovcevic-Liebisch	McGinnis	Nagpal	Rabinovitsj	Sirosh
Current Committee Memberships
Audit Committee				X	X	X
Compensation Committee		X	X	X
Nominating & Corporate Governance Committee		X	X			X
Skills & Experience
Biotech or pharma CEO experience	X	X	X
Global/commercial CFO experience				X
Executive leadership experience	X	X	X	X		X	X
International operations experience	X			X		X
Finance/Accounting experience	X	X		X	X
Business development expertise		X	X			X
Drug discovery experience	X		X
Other technical or scientific expertise	X	X				X	X
Commercial/business strategy expertise	X	X	X	X	X	X
Oversight of enterprise risk management		X	X	X		X
Operational experience scaling high-growth companies	X		X	X		X
AI technology development expertise						X	X
Research/academic background		X
Medical/scientific/technical network	X	X
Investor/financial network	X	X	X		X

Director Compensation	31

Director Compensation
Non-Employee Director Compensation Policy
We have implemented a non-employee director compensation policy designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors, which may be amended from time to time. Under the policy, each director who is not an employee is entitled to receive cash compensation, as set forth below:

Annual Retainer ($)

Board of Directors:
Members	40,000
Additional retainer for non-executive chairperson	35,000

Audit Committee:
Members (other than chairperson)	10,000
Retainer for chairperson	20,000

Compensation Committee:
Members (other than chairperson)	7,500
Retainer for chairperson	15,000

Nominating and Corporate Governance Committee:
Members (other than chairperson)	5,000
Retainer for chairperson	10,000
In addition, the non-employee director compensation policy provides that, upon initial election to our board of directors, each non-employee director will be granted an option to purchase 57,400 shares of our common stock (the “Initial Grant”). The Initial Grant will vest in 36 equal monthly installments following the applicable vesting commencement date, subject to continued service as a director through the applicable vesting date. Furthermore, on the date of each annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting will be granted an annual option to purchase 28,700 shares of our common stock (the “Annual Grant”). If an individual commenced service as an non-employee director within the twelve (12) months immediately preceding such annual meeting, then the Annual Grant granted to such non-employee director will be prorated based on the number of whole months that the individual served as a non-employee director prior to the Annual Grant’s grant date during the twelve (12) month period immediately preceding such annual meeting (with any resulting fractional share rounded down to the nearest whole share). The Annual Grant will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service as a

Director Compensation	32

director through the applicable vesting date. Such awards are subject to full accelerated vesting upon a sale of the Company.
We also reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the board of directors and committees thereof.
Pursuant to the terms of our 2021 Stock Option and Incentive Plan (the “2021 Plan”), the value of all equity awards granted under the 2021 Plan and all other cash compensation paid by us to any non-employee director for service as a non-employee director in any calendar year shall not exceed (i) $1,250,000 in the first calendar year an individual becomes a non-employee director and (ii) $1,000,000 in any other calendar year.
The following table presents the total compensation for each of our non-employee directors who served as a member of our board of directors during the fiscal year ended December 31, 2022. Dr. Busch and Dr. Sirosh were appointed to our board of directors in 2022. Mr. McClain, who is our Chief Executive Officer, did not receive any additional compensation for his services as a director. The compensation received by Mr. McClain as a named executive officer of the Company is presented in the “2022 Summary Compensation Table” in the “Executive Compensation” section below. Other than as set forth in the following table and described more fully below, we did not pay any cash compensation to, grant any equity or non-equity awards to, or reimburse any expenses of any of our non-employee directors in 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)

Andreas Busch(2)	26,519	—	3,951,407	754,806	4,732,732
Eli Casdin(3)	29,144	—	56,821	—	85,965
Zachariah Jonasson(4)	57,500	—	56,821	40,800	155,121
Ivana Magovcevic-Liebisch(5)	95,000	—	56,821	51,518	203,339
Karen McGinnis(6)	65,927	—	56,821	49,742	172,490
Amrit Nagpal(7)	50,000	—	56,821	—	106,821
Daniel Rabinovitsj(8)	9,167	—	109,835	—	119,002
Joseph Sirosh(9)	39,355	—	208,504	50,000	297,859
(1)The amounts reported represent the aggregate grant date fair value of the stock options granted to our directors during the 2022 fiscal year, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in note 12 of our financial statements included in the 2022 Annual Report. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our directors upon the vesting or exercise of the stock options or any sale of the underlying shares of common stock.
(2)Andreas Busch, Ph.D. was appointed to our board of directors on March 17, 2022. On September 30, 2022, Dr. Busch resigned from our board of directors and all committees thereof and we announced the appointment of Dr. Busch as our Chief Innovation Officer. As of December 31, 2022, Dr. Busch held (i) options to purchase 7,530 shares of common stock granted in March 2022 as an initial award in connection with his appointment to our board of directors and (ii) options to purchase 2,000,009 shares of common stock granted in October 2022 in connection with his appointment as our Chief Innovation Officer. Other compensation consists of salary earned during 2022 as our Chief Innovation Officer, a sign-

Director Compensation	33

on bonus paid in October 2022 due upon commencement of his employment, cash incentive compensation determined by our compensation committee based on achievement of certain business development, research and development, operational and financial metrics related to our corporate objectives as specified by our board of directors, a monthly health insurance allowance, and contributions made to Swiss pension and insurance benefits.
(3)As of December 31, 2022, Mr. Casdin held no options to purchase shares of common stock nor any unvested shares of common stock. Mr. Casdin resigned from our board of directors on July 11, 2022.
(4)As of December 31, 2022, Dr. Jonasson held options to purchase an aggregate of 28,700 shares of common stock granted in June 2022 as an Annual Grant and did not hold any unvested restricted stock awards. Other compensation consists of fees earned through a consulting agreement between Dr. Jonasson and the Company for services related to business development and strategy.
(5)As of December 31, 2022, Dr. Magovcevic-Liebisch held (i) 100,874 shares of common stock subject to restricted stock awards and (ii) options to purchase an aggregate of 203,396 shares of common stock, including options to purchase 28,700 shares of common stock granted in June 2022 as an Annual Grant. Other compensation consists of cash paid associated with cash payment rights from the January 2021 exchange of previously granted phantom units under our 2020 Plan.
(6)As of December 31, 2022, Ms. McGinnis held options to purchase an aggregate of 203,396 shares of common stock, including options to purchase 28,700 shares of common stock granted in June 2022 as an Annual Grant, and did not hold any unvested restricted stock awards. Other compensation consists of cash paid associated with cash payment rights from the January 2021 exchange of previously granted phantom units under our 2020 Plan.
(7)As of December 31, 2022, Mr. Nagpal held options to purchase an aggregate of 28,700 shares of common stock granted in June 2022 as an Annual Grant and did not hold any unvested restricted stock awards.
(8)As of December 31, 2022, Mr. Rabinovitsj held options to purchase an aggregate of 57,400 shares of common stock granted in November 2022 as an initial award in connection with his appointment to our board of directors, and did not hold any unvested restricted stock awards.
(9)As of December 31, 2022, Dr. Sirosh held options to purchase an aggregate of 57,138 shares of common stock, consisting of an initial award granted in January 2022 in connection with his appointment to our board of directors and an Annual Grant granted in June 2022, and did not hold any unvested restricted stock awards. Other compensation consists of fees paid in 2022 through a consulting agreement between Dr. Sirosh and the Company for a period preceding his election to our board of directors.
Consulting Agreements with Non-Employee Directors
In December 2021, we entered into a consulting agreement with Joseph Sirosh, Ph.D., prior to his joining our board of directors, for services related to our technology and strategy. The consulting agreement provided that Dr. Sirosh would devote approximately two to four hours per week to such consulting services in exchange for an aggregate consulting fee of $50,000. The consulting agreement terminated when Dr. Sirosh was appointed to our board of directors on January 7, 2022.
In July 2022, the Company entered into a consulting agreement with Zachariah Jonasson, Ph.D., a non-employee member of our board of directors, for services related to business development and strategy. The consulting agreement provided that Dr. Jonasson would devote approximately eight to sixteen hours per week to such consulting services for an hourly consulting fee of $400.00, not to exceed an aggregate of $120,000 during any consecutive 12-month period. The consulting agreement expired in December 2022.

Executive Officers	34

Executive Officers
The following table identifies our executive officers, and sets forth their current positions at Absci and their ages as of March 31, 2023.

Name	Positions Held with Absci Corporation	Officer Since	Age

Sean McClain	Founder, Chief Executive Officer and Director	2011	33
Gregory Schiffman	Chief Financial Officer	2020	65
Andreas Busch, Ph.D.	Chief Innovation Officer	2022	59
Sarah Korman, Ph.D., J.D.	Chief Legal Officer	2021	43
You should refer to “Class III Directors” above for information about our Founder, Chief Executive Officer and Director, Sean McClain. Biographical information for our other executive officers as of March 31, 2023, is set forth below.

Gregory Schiffman has served as our Chief Financial Officer since April 2020. Mr. Schiffman also currently serves as a member of the board of directors of AYRO, Inc. since May 2020 and Nanomix Corp. since November 2005. Mr. Schiffman also served as a director of DropCar from January 2018 to May 2020, Xenogen Corporation from January 2005 to July 2006, VNUS Medical Technologies Inc. from April 2006 to July 2009 and IMPAC Medical Systems, Inc., from February 2003 to April 2005. Prior to joining Absci, Mr. Schiffman served as the Chief Financial Officer of Vineti, Inc. from October 2017 to April 2018. He was also Chief Financial Officer and Corporate Secretary of Iovance Biotherapeutics, Inc. from October 2016 to June 2017. Prior to Iovance, Mr. Schiffman served as the Chief Financial Officer and Executive Vice President of Finance of StemCells Inc. from January 2014 until September 2016, the Chief Financial Officer of Dendreon Corporation from December 2006 to August 2013 and Executive Vice President of Dendreon Corporation from December 2006 to November 2013. Mr. Schiffman has also held several roles at Affymetrix Inc., as Chief Financial Officer from August 2001 to December 2006 and as its Executive Vice President from February 2005 to December 2006, and previously as Vice President and Controller of Applied Biosystems, Inc. (now part of Life Technologies) from October 1998 to March 2001. Before entering the healthcare field, Mr. Schiffman held roles of increasing responsibility within Hewlett Packard, where he served as controller of its European P.C. manufacturing and distribution operations in Grenoble, France and as manufacturing manager and controller of its Netmetrix Division. Mr. Schiffman is a CPA and holds a Master’s in Management from the J.L. Kellogg School of Management, Northwestern University and a Bachelor’s of Science degree in Accounting from DePaul University.

Gregory Schiffman Officer Since 2020 Age 65

Executive Officers	35

Andreas Busch, Ph.D. is employed by our wholly owned subsidiary, Absci GmbH, and has served as our Chief Innovation Officer since September 2022. Prior to serving as our Chief Innovation Officer, Dr. Busch served as an independent member of our board of directors from March 2022 to September 2022. Previously, Dr. Busch served as Chief Scientific Officer and Chief Innovation Officer, Head of the Innovation Center at Cyclerion Therapeutics, Inc. from April 2019 to September 2022 and as the Executive Vice President, Head of R&D and Chief Scientific Officer at Shire plc, from January 2018 to March 2019. From May 2005 to December 2017, Dr. Busch held various positions at Bayer AG, including Executive Vice President and Head of Drug Discovery for Bayer Pharma and Bayer Animal Health from January 2016 to December 2017 and Executive Vice President, Global Head Drug Discovery for Bayer HealthCare, and Bayer Pharma from December 2006 to December 2015. Additionally, Dr. Busch served as a member of the Executive Committee of Bayer HealthCare from February 2007 to December 2015. Prior to that, Dr. Busch was Global Head of Cardiovascular Research at Hoechst and Sanofi-Aventis. Dr. Busch is currently a member and vice-chairman of the supervisory board of Centogene N.V. Dr. Busch holds a Ph.D. in pharmacology and the title of Extraordinary Professor at the Johann Wolfgang Goethe-University Frankfurt.
Andreas Busch, Ph.D. Officer Since 2022 Age 59

Sarah Korman, Ph.D., J.D., has served as our Chief Legal Officer since June 2022 after serving as our General Counsel from May 2021 to June 2022. Dr. Korman previously served as the General Counsel and Corporate Secretary of NEUVOGEN, Inc. from September 2019 to June 2021. Prior to that, she served as Sr. Counsel, Intellectual Property & Litigation and Head of Intellectual Property, Final Drug Products at Amgen Inc. from September 2014 to September 2019. Dr. Korman holds a J.D. from DePaul University College of Law, a Ph.D. in materials science and engineering from the Pennsylvania State University and two B.S. degrees from the South Dakota School of Mines and Technology in Chemistry and Metallurgical Engineering, respectively. She is a National Science Foundation Fellow and an inventor on various patents directed to nanoenabled therapeutics.

Sarah Korman, Ph.D., J.D. Officer Since 2021 Age 43
There are no material legal proceedings to which any of our executive officers is a party adverse to us or in which any such person has a material interest adverse to us.

Executive Compensation	36

Executive Compensation
Our named executive officers for the year ended December 31, 2022 are:
•Sean McClain, our President, Founder and Chief Executive Officer;
•Andreas Busch, our Chief Innovation Officer; and
•Sarah Korman, our Chief Legal Officer.
2022 Summary Compensation Table
The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Sean McClain President, Founder and Chief Executive Officer	2022	600,000	—	—	3,077,226	324,000	12,200	4,013,426
	2021	505,341	500,000	1,612,041	1,112,331	—	11,600	3,741,313
Andreas Busch Chief Innovation Officer*(4)	2022	149,602	506,555		3,951,407	80,197	44,971	4,732,732
Sarah Korman Chief Legal Officer	2022	414,248	—	—	2,661,826	149,129	12,200	3,237,403
	2021	260,024	50,000	—	2,125,466	143,602	7,830	2,586,922
* Amounts reflected above for Dr. Busch have been converted from Swiss Franc to US Dollar using an average exchange rate of 1.04 USD to 1 CHF for the period of 2022 in which he was serving as Chief Innovation Officer for the Company.
(1)The amounts reported represent the aggregate grant date fair value of the stock options granted to our named executive officers, calculated in accordance with FASB ASC Topic 715. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in note 12 of our financial statements included in the 2022 Annual Report. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our named executive officers upon the vesting or exercise of the stock options or any sale of the underlying shares of common stock.
(2)The amounts reported reflect the cash incentive compensation determined by our compensation committee based on achievement of certain business development, research and development, operational and financial metrics related to our corporate objectives as specified by our board of directors.
(3)Amounts reported reflect for (i) Mr. McClain and Dr. Korman, amounts for 401(k) matching contributions, and (ii) Dr. Busch, 350 monthly CHF for a health insurance allowance, 17,776

Executive Compensation	37

CHF in contributions made to Swiss pension and insurance benefits (including both contributions required by applicable Swiss law and those above the compulsory level) and $26,519 for fees while serving on our board of directors.
(4)Dr. Busch's employment with us commenced in September 2022 and prior to commencing employment, he served as a non-employee director on our board of directors from March 2022 through September 2022. His 2022 compensation was pro-rated accordingly. The amount reported in the "Bonus" column reflects a sign-on bonus paid in October 2022 due upon commencement of his employment, and the amount reported in the "Option Awards" column consists of stock option awards granted in connection with his service on our board of directors and as our Chief Innovation Officer.
Narrative to 2022 Summary Compensation Table
Our compensation committee reviews compensation annually for all employees, including our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, the compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executive officers, individual performance as compared to our expectations and objectives, internal equity, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to us. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonuses and long-term incentives.
Our compensation committee is primarily responsible for determining the compensation for our executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer. Our compensation committee may delegate certain authorities to one or more officers of the Company, including the delegation of the authority to make certain equity award grants under our 2021 Plan (other than grants to individuals who are subject to Section 16 of the Exchange Act or individuals to whom the authority to approve grants has been delegated), within specified limits approved by the compensation committee. In January 2022, the compensation committee delegated such authority to our Chief Executive Officer.
Our compensation committee also has the authority to engage the services of consulting firms or other outside advisors to assist it in designing our executive compensation programs and in making compensation decisions. During 2022, the compensation committee retained the services of Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), formerly known as Radford, as its external compensation consultant to advise on executive compensation matters including our overall compensation program design and collection of market data to inform our compensation programs for our executive officers and members of our board of directors. Aon reports directly to our compensation committee. Prior to engaging Aon, our compensation committee assessed its independence consistent with Nasdaq listing standards and concluded that the engagement of such consultant did not raise any conflict of interest.
Base Salaries
During 2022, the annual base salaries for Mr. McClain, Dr. Busch, and Dr. Korman were $600,000, 566,000 CHF, and $416,600 (as of February 21, 2022 and $400,000 for the period prior to such date), respectively. Our compensation committee reviews the base salaries of our executive officers, including our named executive officers, from

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time to time and makes adjustments (or, in the case of our Chief Executive Officer, may recommend adjustments for approval by the board of directors) as it determines to be reasonable and necessary to reflect the scope of the executive officer’s performance, contributions, responsibilities, experience, prior salary level, position (in the case of a promotion) and market conditions, including base salary amounts relative to similarly situated executive officers at peer group companies. On January 25, 2023, the Compensation Committee approved an increase in the base salary for Mr. McClain to $624,000, effective as of March 1, 2023.
Bonuses
The Compensation Committee exercises authority to approve discretionary bonuses to our named executive officers.
Cash Incentive Compensation
Our board of directors has adopted the Senior Executive Cash Incentive Bonus Plan (the “Bonus Plan”). The Bonus Plan provides for annual cash bonus payments based upon corporate and individual performance targets established by our compensation committee. The payment targets will be related to financial and operational measures or objectives with respect to our Company (the “Corporate Performance Goals”), as well as individual performance objectives.
Our compensation committee may select Corporate Performance Goals from among the following: research and development, publication, clinical and/or regulatory milestones; cash flow (including, but not limited to, operating cash flow and free cash flow); revenue; corporate revenue; earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of our common stock; economic value-added; acquisitions or strategic transactions, including collaborations, joint ventures or promotion arrangements; operating income (loss); return on capital, assets, equity, or investment; stockholder returns; return on sales; gross or net profit levels; productivity; expense efficiency; margins; operating efficiency; customer satisfaction; working capital; earnings (loss) per share of our common stock; bookings, new bookings or renewals; sales or market shares; number of customers, number of new customers or customer references; operating income and/or net annual recurring revenue; or any other performance goal as selected by the compensation committee, any of which may be measured in absolute terms, as compared to any incremental increase, in terms of growth, or as compared to results of a peer group, against the market as a whole, compared to applicable market indices and/or measured on a pre-tax or post-tax basis.
Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period. The bonus formulas will be adopted in each performance period by the compensation committee and communicated to each executive. The Corporate Performance Goals will be measured at the end of each performance period after our financial reports have been published or such other appropriate time as the compensation committee determines. If the Corporate Performance Goals and individual performance objectives are met, payments will be made as soon as practicable following the end of each performance period, but not later than 74 days after the end of the fiscal year in which such performance period ends. Subject to the rights contained in any agreement between the executive officer and us, an executive officer shall be required to be employed by us on the bonus payment date to be eligible to receive a bonus payment. The Bonus Plan also permits the compensation committee to approve additional bonuses to executive officers in its sole discretion.

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During 2022, the target annual bonuses for Mr. McClain, Dr. Busch, and Dr. Korman were 60%, 60%, and 40%, respectively, of the applicable named executive officer’s annual base salary, prorated as applicable based on their service commencement date.
For the fiscal year ended December 31, 2022, the compensation committee determined that the Company achieved 90% of its Corporate Performance Goals.
Equity Compensation
We have generally granted stock options to our employees, including our named executive officers, in connection with their initial employment with us. Prior to our initial public offering in July 2021, in addition to stock options, we granted to employees, including certain of our named executive officers, shares of restricted stock to purchase at fair market value, as determined by our board of directors at the time of grant. During the fiscal year ended December 31, 2022, we granted stock options to our named executive officers, as described in more detail in the “Outstanding Equity Awards at Fiscal 2022 Year-End” table below.
Perquisites or Personal Benefits
We do not provide significant perquisites or personal benefits to our employees with an aggregate equal to or greater than $10,000.
Retirement Benefits and Other Compensation
We maintain a tax-qualified retirement plan that provides all regular, eligible US-based employees with an opportunity to save for retirement on a tax-advantaged basis. All full-time and part-time employees become eligible following one month of service. Under our 401(k) plan, participants may elect to defer a portion of their compensation on a pre-tax basis or after tax (Roth) basis, subject to applicable annual limits under the Code. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employee elective deferrals are 100% vested at all times. As a U.S. tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan and all contributions are deductible by us when made, and earnings on Roth contributions are not taxable when distributed from the 401(k) Plan. We make safe-harbor match contributions of 100% of the first 3% and 50% of the next 2% of each participant’s eligible compensation. Employer matching contributions vest under a six-year graded vesting schedule. We also maintain a pension plan for our Swiss-based employees, which provides pension and disability benefits that are above the compulsory level required by applicable Swiss law. Swiss-based employees do not participate in our US-based health insurance and group life insurance, disability, or 401(k) plans.
Executive Employment Arrangements
We have entered into an employment agreement with each of the named executive officers in connection with his or her employment with us, which set forth the terms and conditions of his or her employment. Each named executive officer has also entered into our standard proprietary information and inventions agreement.

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Employment Agreements with Our Named Executive Officers
Sean McClain
In July 2021, we entered into an employment agreement with Mr. McClain, who currently serves as our Chief Executive Officer. The employment agreement provides for an initial annual base salary of $600,000, an annual target bonus equal to 60% of Mr. McClain’s annual base salary and eligibility to participate in our benefit plans generally. The employment agreement also provides that, while public, the Company will cause Mr. McClain to be nominated for election to our board of directors and to be recommended to our stockholders for election to our board of directors so long as Mr. McClain serves as our Chief Executive Officer. The equity awards previously held by Mr. McClain continue to be governed by the terms and conditions of our applicable equity incentive plan(s) and the applicable award agreement(s). Mr. McClain is also entitled to reimbursement for all reasonable business expenses incurred during the term of his employment, in accordance with the policies and procedures then in effect and established by us for our executive officers.
Under Mr. McClain’s employment agreement, in the event that Mr. McClain’s employment is terminated by us without “cause” and does not result from Mr. McClain’s death or disability, or Mr. McClain resigns for “good reason” (as such terms are defined in the employment agreement) under the circumstances and conditions specified in his employment agreement, subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor and, in the Company’s sole discretion, a one-year post-employment confidentiality and proprietary rights agreement, he will be entitled to receive (i) an amount equal to 12 months of his base salary, payable in substantially equal installments over 12 months following his termination and (ii) if Mr. McClain is participating in our group health plans immediately prior to his termination and elects COBRA health continuation, continuation of the monthly employer contribution that the Company would have made to provide health insurance to Mr. McClain if he remained an active employee, until the earliest of (A) the 12 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Mr. McClain’s employment is terminated by us without cause or Mr. McClain’s resigns for good reason, in either case within 12 months after the occurrence of the first event constituting a “change in control” (as defined in the employment agreement and, such period, the “change in control period”), subject to the execution and effectiveness of a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to 18 months of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus 1.5 times his annual target bonus for the then-current year (or the annual target bonus in effect immediately prior to the change in control, if higher), and (ii) if Mr. McClain is participating in our group health plans immediately prior to his termination and elects COBRA health continuation, continuation of the monthly employer contribution that the Company would have made to provide health insurance to Mr. McClain if he remained an active employee, until the earliest of (A) the 18-month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA.
The employment agreement also provides that, to the extent the equity awards granted to and held by Mr. McClain prior to our initial public offering in 2021 were subject to single trigger accelerated vesting, such awards will fully vest and become immediately exercisable upon a “change in control” (as such term is defined in the original award agreements). With respect to any of Mr. McClain’s equity awards that

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were not then subject to single trigger vesting acceleration, in the event Mr. McClain’s employment is terminated by us without cause or Mr. McClain resigns for good reason, in either case within the change in control period, then any outstanding equity awards subject solely to time-based vesting shall immediately accelerate and become fully vested and exercisable or nonforfeitable on the date of termination.
Andreas Busch
In September 2022, we entered into an employment agreement with Dr. Busch, who currently serves as our Chief Innovation Officer, through our wholly-owned subsidiary, Absci GmbH. The employment agreement provides for an initial annual base salary of CHF 566,000, an annual target bonus equal to 60% of Dr. Busch's annual base salary, and Dr. Busch receives up to a maximum monthly allowance of CHF 350 for participation in Swiss health insurance. Dr. Busch is also entitled to reimbursement for all reasonable business expenses incurred during the term of his employment, in accordance with the policies and procedures then in effect and established by us for our executive officers. Dr. Busch is a participant in our Swiss-based pension and disability insurance plans, which provide pension and disability benefits that are above the compulsory level required by applicable Swiss law.
Under Dr. Busch’s employment agreement, in the event that Dr. Busch’s employment is terminated by us without “cause” and does not result from Dr. Busch’s death or disability, or Dr. Busch resigns for “good reason” (as such terms are defined in the employment agreement) under the circumstances and conditions specified in his employment agreement, subject to the execution and effectiveness of a separation agreement and a release of claims in a form and manner satisfactory to the Company and, in the Company’s sole discretion, a one-year post-employment noncompetition agreement, he will be entitled to receive an amount equal to nine months of his base salary, payable in substantially equal installments over nine months following his termination. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Dr. Busch’s employment is terminated by us without cause or Dr. Busch resigns for good reason, in either case within the change in control period, subject to the execution and return to the Company, in the course of the second month after the end of Dr. Busch's employment, a general release of claims, he will be entitled to receive a lump sum cash payment equal to 12 months of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus one times his annual target bonus for the then-current year (or the annual target bonus in effect immediately prior to the change in control, if higher).
Sarah Korman
In July 2021, we entered into an employment agreement with Dr. Korman, who currently serves as our Chief Legal Officer. The employment agreement provides for an initial annual base salary of $400,000, an annual target bonus equal to 40% of Dr. Korman’s annual base salary (pro-rated for calendar year 2021 based on the date of commencement of her employment with us) and eligibility to participate in our benefit plans generally. The equity awards previously held by Dr. Korman continue to be governed by the terms and conditions of our applicable equity incentive plan(s) and the applicable award agreement(s). Dr. Korman is also entitled to reimbursement for all reasonable business expenses incurred during the term of her employment, in accordance with the policies and procedures then in effect and established by us for our executive officers.
Under Dr. Korman’s employment agreement, in the event that Dr. Korman’s employment is terminated by us without “cause” and does not result from Dr. Korman’s death or disability, or Dr. Korman resigns for “good reason” (as such terms

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are defined in the employment agreement) under the circumstances and conditions specified in her employment agreement, subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor and, in the Company’s sole discretion, a one-year post-employment confidentiality and proprietary rights agreement, she will be entitled to receive (i) an amount equal to nine months of her base salary, payable in substantially equal installments over nine months following her termination, and (ii) if Dr. Korman is participating in our group health plans immediately prior to her termination and elects COBRA health continuation, continuation of the monthly employer contribution that the Company would have made to provide health insurance to Dr. Korman if she remained an active employee, until the earliest of (A) the 9 month anniversary of her termination; (B) her eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of her continuation rights under COBRA. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Dr. Korman’s employment is terminated by us without cause or Dr. Korman resigns for good reason, in either case within the change in control period, subject to the execution and effectiveness of a general release of claims in our favor, she will be entitled to receive (i) a lump sum cash payment equal to 12 months of her then-current base salary (or her base salary in effect immediately prior to the change in control, if higher) plus one times her annual target bonus for the then-current year (or the annual target bonus in effect immediately prior to the change in control, if higher), and (ii) if Dr. Korman is participating in our group health plans immediately prior to her termination and elects COBRA health continuation, continuation of the monthly employer contribution that the Company would have made to provide health insurance to Dr. Korman if she remained an active employee, until the earliest of (A) the 12 month anniversary of her termination; (B) her eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of her continuation rights under COBRA.
The employment agreement also provides that, to the extent the equity awards granted to and held by Dr. Korman prior to our initial public offering in 2021 were subject to single trigger accelerated vesting, such awards will fully vest and become immediately exercisable upon a “change in control” (as such term is defined in the original award agreements). With respect to any of Dr. Korman’s equity awards that are not subject to single trigger vesting acceleration, in the event Dr. Korman’s employment is terminated by us without cause or Dr. Korman resigns for good reason, in either case within the change in control period, then any outstanding equity awards subject solely to time-based vesting shall immediately accelerate and become fully vested and exercisable or nonforfeitable on the date of termination.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers, including our named executive officers, and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

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Outstanding Equity Awards at Fiscal 2022 Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022:

			Option Awards				Stock Awards
Name	Grant Date(1)	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Sean McClain	10/28/2020	N/A	21,870 (3)	—	1.10	10/27/2030	—	—
	10/28/2020	7/11/2017	2,686 (4)	—	1.10	10/27/2030	—	—
	3/4/2021	3/4/2021	47,467 (5)	80,223	1.10	3/3/2031	—	—
	3/4/2021	3/4/2021	181,818 (5)	214,581	1.10	3/3/2026
	3/4/2021	3/4/2021	—	—	—	—	294,804(6)	$619,088
	2/21/22	2/21/2022	—	635,850(7)	8.27	2/20/2032	—	—
Andreas Busch	3/17/2022	3/17/2022	7,530(8)		8.87	3/29/2023	—	—
	10/3/2022	9/30/2022	—	2,000,009(9)	2.97	10/2/2032	—	—
Sarah Korman	6/1/2021	5/27/2021	116,762(10)	178,221(10)	4.40	5/31/2031	—	—
	1/7/2022	5/27/2021	173,047(11)	264,125(11)	7.19	1/6/2032	—	—
	2/21/2022	2/21/2022	—	160,000(12)	8.27	2/20/2032	—	—
	7/1/2022	7/1/2022	—	50,000(13)	3.33	6/30/2032	—	—
(1)Each equity award is subject to the terms of our 2020 Stock Option and Grant Plan (the "2020 Plan") or our 2021 Plan.
(2)Based on the fair market value of a share of our common stock on December 31, 2022, which was $2.10.
(3)The shares underlying the options were fully vested upon grant.
(4)The shares underlying the options vest 25% on the first anniversary of the vesting commencement date, July 11, 2017, and thereafter in equal installments on a monthly basis for 36 additional months. The options were issued pursuant to the 2020 Plan. The options have fully vested.
(5)The shares underlying the options vest in equal monthly installments over four years from March 4, 2021 through March 4, 2025. The options were issued pursuant to the 2020 Plan.
(6)The shares underlying this restricted stock award vest in equal monthly installments over four years from March 4, 2021 through March 4, 2025. The restricted stock award was issued pursuant to the 2020 Plan.
(7)The shares underlying the options vest 25% on the first anniversary of the vesting commencement date, February 21, 2022, and thereafter in equal installments on a monthly basis for 36 additional months. The options were issued pursuant to the 2021 Plan.

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(8)The shares underlying the options were issued pursuant to the 2021 Plan in connection with Dr. Busch's appointment to our board of directors, and expired without being exercised on March 29, 2023 . The remaining shares underlying the grant that were unvested at the time Dr. Busch resigned from our board of directors were cancelled.
(9)The shares underlying the options vest 25% on the first anniversary of the vesting commencement date, September 30, 2022, and thereafter in equal installments on a monthly basis for 36 additional months. The options were issued pursuant to the 2021 Plan.
(10)The shares underlying the options vest 25% on the first anniversary of the vesting commencement date, May 27, 2021, and thereafter in equal installments on a monthly basis for 36 additional months. The options were issued pursuant to the 2020 Plan.
(11)The shares underlying the options vest 25% on the first anniversary of the vesting commencement date, May 27, 2021, and thereafter in equal installments on a monthly basis for 36 additional months. The options were issued pursuant to the 2021 Plan.
(12)The shares underlying the options vest 25% on the first anniversary of the vesting commencement date, February 21, 2022, and thereafter in equal installments on a monthly basis for 36 additional months. The options were issued pursuant to the 2021 Plan.
(13)The shares underlying the options vest 25% on the first anniversary of the vesting commencement date, July 1, 2022, and thereafter in equal installments on a monthly basis for 36 additional months. The options were issued pursuant to the 2021 Plan.
Employee Benefits and Stock Plans
The following table provides information as of December 31, 2022 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, rights, and vesting of restricted stock units(2)	Weighted average exercise price of outstanding options, warrants and rights(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)

Equity compensation plans approved by security holders(1)(4)	11,465,528	$4.49	9,778,045
Equity compensation plans not approved by security holders	—	—	—
Total	11,465,528	$4.49	9,778,045
(1)Includes the following plans: our 2021 Plan, our 2020 Plan, and our 2021 Employee Stock Purchase Plan, or the 2021 ESPP.
(2)Reflects the number of securities to be issued upon exercise of outstanding options and rights to receive shares pursuant to restricted stock unit (RSU) awards. Includes both (i) 11,429,399 outstanding stock options and (ii) 36,129 outstanding, unvested RSUs.
(3)Represents the outstanding options' weighted-average exercise price and does not take into account the shares issuable upon vesting of outstanding RSUs, which do not have an exercise price.

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(4)As of December 31, 2022, a total of 8,874,295 shares of common stock have been reserved for issuance pursuant to the 2021 Plan and 903,750 shares of our common stock have been reserved for issuance pursuant to the 2021 ESPP, which numbers exclude the 4,620,555 shares that were added to the 2021 Plan and the 924,111 shares that were added to the 2021 ESPP, both as a result of the automatic annual increase, on January 1, 2023. The number of shares of common stock reserved and available for issuance under the 2021 Plan is subject to an automatic annual increase on each January 1, beginning January 1, 2022, by an amount equal to the lesser of: (i) 5% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, and (ii) such lesser number of shares of common stock as determined by the compensation committee or the board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2021 Plan and the 2020 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. The Company no longer makes grants under the 2020 Plan. The number of shares of common stock reserved and available for issuance under the 2021 ESPP is subject to an automatic annual increase on each January 1, beginning January 1, 2022, by an amount equal to the least of: (i) 1,807,500 shares of common stock, (ii) 1% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, and (iii) such lesser number of shares of common stock as determined by the compensation committee or the board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

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Certain Relationships and Related Party Transactions
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Non-Employee Director Compensation” in this proxy statement and the transactions described below, since January 1, 2022, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2021 and 2022) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Indemnification Agreements
We have entered into agreements to indemnify our directors and executive officers and intend to enter into similar agreements with any new directors and executive officers upon their appointment. These agreements and our certificate of incorporation and amended and restated bylaws require us, among other things, to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our Company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.
Policies for Approval of Related Party Transactions
We have adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were, or will be participants and in which the related person has a direct or indirect material interest. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director, director nominee, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

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Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration, and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction, and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer, and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy.
In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:
•the risks, costs, and benefits to us;
•the impact on a director’s independence in the event that the related person is a director, immediate family member of a director, or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify, or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion. All of the transactions described above were entered into prior to the adoption of the written policy, but all were approved by our board of directors considering similar factors to those described above.

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Principal Stockholders
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2023 by:
•each of our directors;
•each of our named executive officers;
•all of our directors and executive officers as a group; and
•each person, or group of affiliated persons, who is known by us to beneficially own greater than 5.0% of our outstanding common stock.
The column entitled “Percentage” is based on a total of 92,481,972 shares of our common stock outstanding as of March 31, 2023.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2023 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683.

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	Shares beneficially owned
Name and address of beneficial owner	Number	Percentage

5% or Greater Stockholders:
Phoenix Venture Partners II LP(1)	14,492,813	15.67%
Entities Affiliated with Casdin Capital, LLC(2)	5,533,260	5.98%
Entities Affiliated with Redmile Group, LLC(3)	8,031,094	8.68%
Entities Affiliated with FMR LLC(4)	13,859,211	14.99%
Named Executive Officers and Directors:
Sean McClain(5)	9,155,629	9.85%
Sarah Korman, Ph.D., J.D.(6)	430,327	*
Andreas Busch, Ph.D.	-	-
Zachariah Jonasson, Ph.D.(7)	9,000	*
Ivana Magovcevic-Liebisch, Ph.D.(8)	303,070	*
Karen McGinnis(9)	135,102	*
Amrit Nagpal	-	-
Joseph Sirosh, Ph.D.(10)	20,080	*
Daniel Rabinovitsj(11)	9,566	*
All executive officers and directors as a group (10 persons)(12)	10,871,710	11.58%
* Represents beneficial ownership of less than one percent.
(1)Based on a Schedule 13G/A filed on February 14, 2023. Consists of 14,492,813 shares of common stock held by Phoenix Venture Partners II LP. Phoenix Venture Partners LLC is the investment advisor to Phoenix Venture Partners II LP, and Phoenix General Partner II LLC is the general partner of Phoenix Venture Partners II LP (together, the “PVP Entities”). Zachariah Jonasson, Ph.D. is a principal of Phoenix Venture Partners II LP. As such, each of the PVP Entities and Dr. Jonasson may be deemed to beneficially own the securities held by Phoenix Venture Partners II LP. Each of the PVP Entities and Dr. Jonasson disclaims beneficial ownership of such securities except to the extent of their respective pecuniary interest therein. The address of Phoenix Venture Partners II LP and each of the PVP Entities is 1700 El Camino Real, Suite 355, San Mateo, CA 94402.
(2)Based on a Schedule 13D/A filed on March 20, 2023. Consists of (i) 4,560,000 shares of common stock held by Casdin Partners Master Fund, L.P. and (ii) 973,260 shares of common stock held by Casdin Private Growth Equity Fund, L.P. Casdin Capital, LLC is the investment adviser to Casdin Partners Master Fund, L.P., and Casdin Partners GP, LLC is the general partner of Casdin Partners Master Fund L.P. Eli Casdin is the managing member of Casdin Capital, LLC and Casdin Partners GP, LLC. As such, each of Casdin Capital, LLC, Casdin Partners GP, LLC and Eli Casdin may be deemed to beneficially own the securities held by Casdin Partners Master Fund, L.P. by virtue of their shared voting and investment control over Casdin Partners Master Fund, L.P. Each of Casdin Capital, LLC, Casdin Partners GP, LLC and Mr. Casdin disclaims beneficial ownership of such securities except to the extent of their respective pecuniary interest therein. The address of each of Casdin Partners Master Fund, L.P., Casdin Capital, LLC and Casdin Partners GP, LLC is 1350 Avenue of the Americas, Suite 2600, New York, NY 10019.
(3)Based on a Schedule 13D filed on August 2, 2021. Consists of (i) 6,156,094 shares of common stock held by Redmile Biopharma Investments II, L.P. and (ii) 1,875,000 shares of common stock held by RedCo II Master Fund, L.P. Redmile Group, LLC is the investment manager/adviser to the investment vehicles listed in (i) and (ii) (collectively, the “Redmile Funds”) and,

Principal Stockholders	50

in such capacity, exercises voting and investment power over all of the securities held by the Redmile Funds and may be deemed to be the beneficial owner of these securities. Jeremy C. Green serves as the managing member of Redmile Group, LLC and also may be deemed to be the beneficial owner of these shares. Amrit Nagpal is a Managing Director of Redmile Group, LLC and serves as a director of the Company. Redmile Group, LLC, Mr. Green and Mr. Nagpal each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. The address of the Redmile Funds is c/o Redmile Group, LLC, One Letterman Drive, Building D, Suite D3-300, San Francisco, California 94129.
(4)Based on a Schedule 13G/A filed on February 9, 2023. Consists of 13,859,211 shares of common stock beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. The address of the principal business and office of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.
(5)Consists of (i) 507,138 shares of common stock underlying options exercisable within 60 days of March 31, 2023 and 6,368,955 shares of common stock held by Sean McClain and (ii) 9,549 shares of common stock underlying options exercisable within 60 days of March 31, 2023 and 2,269,987 shares of common stock, that Sean McClain has transferred to Brittany McClain, which shares are subject to a voting agreement and proxy pursuant to which Sean McClain is entitled to vote such shares on all matters presented to our stockholders for approval.
(6)Consists of (i) 416,077 shares of common stock underlying options exercisable within 60 days of March 31, 2023 and (ii) 14,250 shares of common stock held by Sarah Korman, Ph.D., J.D.
(7)Consists of 9,000 shares of common stock held by Zachariah Jonasson, Ph.D. Dr. Jonasson is a principal of Phoenix Venture Partners II LP. As such, Dr. Jonasson may be deemed to beneficially own the securities held by Phoenix Venture Partners II LP referenced in footnote (1) above. Dr. Jonasson disclaims beneficial ownership of such securities except to the extent of their respective pecuniary interest therein.
(8)Consists of (i) 123,742 shares of common stock underlying options exercisable within 60 days of March 31, 2023 and (ii) 179,328 shares of common stock held by Ivana Magovcevic-Liebisch, Ph.D.
(9)Consists of (i) 120,102 shares of common stock underlying options exercisable within 60 days of March 31, 2023 and (ii) 15,000 shares of common stock held by Karen McGinnis.
(10)Consists of 20,080 shares of common stock underlying options exercisable within 60 days of March 31, 2023 held by Joseph Sirosh, Ph.D.
(11)Consists of 9,566 shares of common stock underlying options exercisable within 60 days of March 31, 2023 held by Daniel Rabinovitsj.
(12)Includes the number of shares beneficially owned by the named executive officers and directors above as of March 31, 2023; also includes (i) 203,771 shares of common stock underlying options exercisable within 60 days of March 31, 2023 and (ii) 605,165 shares of common stock, in each case held by Gregory Schiffman, our Chief Financial Officer.

Report of the Audit Committee	51

Report of the
Audit Committee
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Absci’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Absci’s independent registered public accounting firm, (3) the performance of Absci’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of Absci’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Absci’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of Absci Corporation for the fiscal year ended December 31, 2022. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements of Absci be included in the 2022 Annual Report, which was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ABSCI CORPORATION
•Karen McGinnis, CPA, Chairperson
•Amrit Nagpal
•Daniel Rabinovitsj
April 28, 2023

Householding	52

Householding
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the 2022 Annual Report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written request to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary. If you want to receive separate copies of the proxy statement or 2022 Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

Stockholder Proposals	53

Stockholder Proposals
A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2023. However, if the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the one-year anniversary of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary.
To comply with the universal proxy rules adopted by the SEC in November 2021, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and our bylaws no later than April 15, 2024. Stockholder proposals and the required notice should be addressed to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary.
In addition to the timely notice requirements, a stockholder’s proposal for nominees for directors must comply with Article I, Section 2 of our bylaws and other applicable procedures described therein or established by our nominating and corporate governance committee. Pursuant to Article I, Section 2(a)(2)(A) of our bylaws, such notice as to each person whom the stockholder proposes to nominate for election or reelection as a director shall include: (i) the name, age, business address and residence address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the class and number of shares of capital stock of the Company that are held of record or are beneficially owned by the nominee or their affiliates or associates and any Synthetic Equity Interest (as defined in the bylaws) held or beneficially owned by the nominee or their affiliates or associates; (iv) a description of all arrangements or understandings between or among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the nominee’s potential service on the board of directors; (v) a questionnaire with respect to the background and qualifications of the nominee completed by the nominee in the form provided by the Company (which questionnaire shall be provided by the Company's Corporate Secretary upon written request); (vi) a representation and agreement in the form provided by the Company (which form shall be provided by the Company's Corporate Secretary upon written request) that (a) such proposed nominee is not and will not become party to any agreement, arrangement or understanding with any person or entity as to how such proposed nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Company, with such proposed

Stockholder Proposals	54

nominee’s fiduciary duties under applicable law, (b) such proposed nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed to the Company, (c) such proposed nominee would, if elected as a director, comply with all applicable rules and regulations of the exchanges upon which shares of the Company’s capital stock trade, each of the Company’s corporate governance, ethics, conflict of interest, confidentiality, stock ownership and trading policies and guidelines applicable generally to the Company’s directors, and applicable fiduciary duties and other obligations under state law and, if elected as a director of the Company, such person currently would be in compliance with any such policies and guidelines that have been publicly disclosed, (d) such proposed nominee intends to serve as a director for the full term for which he or she is to stand for election, and (e) such proposed nominee will promptly provide to the Company such other information as it may reasonably request; and (vii) any other information relating to such proposed nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2024 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 15, 2024 and no later than March 16, 2024. Stockholder proposals and the required notice should be addressed to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary.
We also encourage you to send any stockholder proposals and required notices to shareholderproposal@absci.com.

Other Matters	55

Other Matters
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Appendix A	A-1

Amended and Restated Certificate of Incorporation of Absci Corporation
Absci Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1.The name of the Corporation is Absci Corporation. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was October 5, 2020 (the “Original Certificate”). The name under which the Corporation filed the Original Certificate was AbSci Corporation.
2.This Amended and Restated Certificate of Incorporation (the “Certificate”) amends, restates and integrates the provisions of the Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on July 26, 2021 (the “Amended and Restated Certificate”), and was duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).
3.The text of the Amended and Restated Certificate is hereby amended and restated in its entirety to provide as herein set forth in full.
ARTICLE I
The name of the Corporation is Absci Corporation.
ARTICLE II
The address of the Corporation’s registered office in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street in the City of Wilmington, County of New Castle, Zip Code 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE IV
CAPITAL STOCK
The total number of shares of capital stock which the Corporation shall have authority to issue is Five Hundred Ten Million (510,000,000), of which (i) Five Hundred

Appendix A	A-2

Million (500,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).

Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation irrespective of the provisions of Section 242(b)(2) of the DGCL.

The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.
1.COMMON STOCK
Subject to all the rights, powers and preferences of the Undesignated Preferred Stock and except as provided by law or in this Certificate (or in any certificate of designations of any series of Undesignated Preferred Stock):
a.the holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (or on any amendment to a certificate of designations of any series of Undesignated Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Undesignated Preferred Stock if the holders of such affected series of Undesignated Preferred Stock are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to this Certificate (or pursuant to a certificate of designations of any series of Undesignated Preferred Stock) or pursuant to the DGCL;
b.dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors or any authorized committee thereof; and
c.upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.
2.UNDESIGNATED PREFERRED STOCK
The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, to provide by resolution or resolutions for, out of the unissued shares of Undesignated Preferred Stock, the issuance of the shares of Undesignated Preferred Stock in one or more series of such stock, and by filing a certificate of designations pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers,

Appendix A	A-3

preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof.
ARTICLE V
STOCKHOLDER ACTION
1.Action without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof. Notwithstanding anything herein to the contrary, the affirmative vote of not less than 75% of the outstanding shares of capital stock entitled to vote thereon, and the affirmative vote of not less than 75% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of this Article V, Section 1.
2.Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, and special meetings of stockholders may not be called by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.
ARTICLE VI
DIRECTORS
1.General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.
2.Election of Directors. Election of Directors need not be by written ballot unless the Bylaws of the Corporation (the “Bylaws”) shall so provide.
3.Number of Directors; Term of Office. The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The Directors, other than those who may be elected by the holders of any series of Undesignated Preferred Stock, shall be classified, with respect to the term for which they severally hold office, into three classes. The Board of Directors shall assign Directors into classes at the time the classification becomes effective. The initial Class I Directors shall serve for a term expiring at the first annual meeting of stockholders to be held after the filing of this Certificate, the initial Class II Directors shall serve for a term expiring at the second annual meeting of stockholders to be held after the filing of this Certificate, and the initial Class III Directors shall serve for a term expiring at the third annual meeting of stockholders to be held after the filing of this Certificate. At each annual meeting of stockholders, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Notwithstanding the foregoing, the Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier

Appendix A	A-4

resignation, death or removal.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designations applicable to such series.

Notwithstanding anything herein to the contrary, the affirmative vote of not less than 75% of the outstanding shares of capital stock entitled to vote thereon, and the affirmative vote of not less than 75% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of this Article VI, Section 3.
4.Vacancies. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors, when the number of Directors is increased or decreased, the Board of Directors shall, subject to Article VI.3 hereof, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.
5.Removal. Subject to the rights, if any, of any series of Undesignated Preferred Stock to elect Directors and to remove any Director whom the holders of any such series have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock then entitled to vote at an election of Directors. At least forty-five (45) days prior to any annual or special meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.

Appendix A	A-5

ARTICLE VII
LIMITATION OF LIABILITY
1.Directors. To the fullest extent permitted by the DGCL, a Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
2.Officers. To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article VII, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).
3.Amendment or Modification. Any amendment, repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a Director or Officer, as applicable, at the time of such amendment, repeal or modification. Notwithstanding anything herein to the contrary, the affirmative vote of not less than 75% of the outstanding shares of capital stock entitled to vote thereon, and the affirmative vote of not less than 75% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of this Article VII.
ARTICLE VIII
AMENDMENT OF BYLAWS
1.Amendment by Directors. Except as otherwise provided by law, the Bylaws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

Appendix A	A-6

2.Amendment by Stockholders. Except as otherwise provided therein, the Bylaws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least 75% of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.
ARTICLE IX
AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Except as otherwise required by this Certificate or by law, whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.

THIS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION is executed as of this ___ day of _______, 2023.

Absci Corporation
By:
Name: Sean McClain
Title: Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

ABSCI CORPORATION
18105 SE MILL PLAIN BOULEVARD
VANCOUVER, WA 98683

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 13, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ABSI2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 13, 2023. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V11450-P88509

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ABSCI CORPORATION

The Board of Directors recommends you vote FOR the following:

1. The election of the Class II director nominated by the Board of Directors and named in our Proxy Statement to hold office for a three-year term expiring at our 2026 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified.

Nominee:	**For**	**Withhold**
1a. Daniel Rabinovitsj	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	**Against**	**Abstain**
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2023.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: To transact such other business as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V11451-P88509

ABSCI CORPORATION
Annual Meeting of Stockholders
June 14, 2023 9:00 a.m.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Sean McClain, Gregory Schiffman and Sarah Korman, Ph.D., or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ABSCI CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. (Pacific Time) on June 14, 2023, virtually at www.virtualshareholdermeeting.com/ABSI2023, and any adjournment or postponement thereof and further authorize(s) such proxies to vote in their discretion upon such other business as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE ABOVE NAMED PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

(Continued and to be marked, dated and signed, on the other side)